Earnings / (Loss) per Share	6 Months Ended
Jun. 30, 2022
Earnings / (Loss) per Share [Abstract]
Earnings / (Loss) per Share
10.	Earnings / (Loss) per Share

All common shares issued (including the restricted shares issued under the equity incentive plan, or else) are the Company’s common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreements. Unvested shares granted under the Company’s incentive plan, or else, are entitled to receive dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. For the six months ended June 30, 2022 and 2021, the Company did not pay any dividends. The calculation of basic earnings/ (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. The dilutive effect of share-based compensation arrangements and warrants is computed using the treasury stock method, which assumes that the “proceeds” upon exercise of these awards or warrants are used to purchase common shares at the average market price for the period while the dilutive effect of convertible securities is computed using the if converted method. For the six months ended June 30, 2022 and 2021, securities that could potentially dilute basic loss per share in the future that were not included in the computation of diluted loss per share, because to do so would have anti-dilutive effect, are any incremental shares resulting from the non-vested restricted share awards, outstanding warrants and the non-exercised stock options calculated with the treasury stock method, and also any incremental shares with respect to the preferred convertible stock. In particular,  for the preferred convertible stock that requires the payment of cash by the holder upon conversion, the proceeds assumed to be received shall be assumed to be applied to purchase common stock under the treasury stock method and the convertible security shall be assumed to be converted under the if-converted method.  Loss from continuing operations is adjusted by the amount of dividends on Series B Preferred Stock as follows to arrive at the net loss attributable to common equity holders:

	2022		2021
	Basic LPS	Diluted LPS	Basic LPS	Diluted LPS
Net income / (loss) from continuing operations	$1,790	$1,790	$(5,900)	$(5,900)
less deemed dividend on Series B preferred stock upon exchange of common stock	(9,271)	(9,271)	-	-
less dividends on Series B preferred shares	(328)	(328)	-	-
Net loss attributable to common stockholders from continuing operations	(7,809)	(7,809)	(5,900)	(5,900)

Net income from discontinued operations	-	-	400	400

Total net loss attributable to common stockholders	(7,809)	(7,809)	(5,500)	(5,500)

Weighted average number of common shares outstanding	4,292,326	4,292,326	5,019,981	5,019,981

Loss per common share, continuing operations	$(1.82)	$(1.82)	$(1.18)	$(1.18)

Earnings per common share, discontinued operations	$-	$-	$0.08	$0.08

Loss per common share, total	$(1.82)	$(1.82)	$(1.10)	$(1.10)